Exhibit 10.31

Termination of

Change of Control Employment Agreement

Among

The Allstate Corporation,

Allstate Insurance Company

and

IN WITNESS WHEREOF, The Allstate Corporation, Allstate Insurance Company and                                         hereby terminate the Change of Control Employment Agreement among The Allstate Corporation, Allstate Insurance Company and                                    effective December 31, 2007.

THE ALLSTATE CORPORATION

By:
Name:
Title:

ALLSTATE INSURANCE COMPANY

By:
Name:
Title: